Fees Summary	May 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,248,781,250.00
Previously Paid Amount	0.00
Total Fee Amount	191,188.41
Total Offset Amount	0.00
Net Fee	$ 191,188.41
Final Prospectus	false